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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 9, 1996



                           MORGAN STANLEY GROUP INC.
            (Exact name of registrant as specified in its charter)



         Delaware                     1-9085                 13-2838811
 (State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)


      Registrant's telephone number, including area code: (212) 761-4000

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Item 7(c).  Exhibits
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8.9            Tax Opinion of Davis Polk & Wardwell, dated April 22, 1996, relating to the registrant's Exchangeable Notes due April 30, 2002, exchangeable for shares of common stock of the Federal National Mortgage Association and shares of common stock of the Student Loan Marketing Association, as described in Pricing Supplement No. 71 dated March 15, 1996 to the Prospectus Supplement dated March 29, 1995 and the Prospectus dated March 29, 1995 related to Registration Statement No. 33-57833.

8.10 Tax Opinion of Davis Polk & Wardwell, dated May 6, 1996, relating to the registrant's Senior Fixed Rate Notes due May 7, 2001, as described in Pricing Supplement No. 72 dated May 6, 1996 to the Prospectus Supplement dated March 29, 1995 and the Prospectus dated March 29, 1995 related to Registration Statement No. 33-57833.

8.11 Tax Opinion of Davis Polk & Wardwell, dated May 6, 1996, relating to the registrant's Senior Fixed Rate Notes due May 15, 2001, as described in Pricing Supplement No. 74 dated May 6, 1996 to the Prospectus Supplement dated March 29, 1995 and the Prospectus dated March 29, 1995 related to Registration Statement No. 33-57833.


                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MORGAN STANLEY GROUP INC.
                                             Registrant

                                             /s/ Patricia A. Kurtz
                                             --------------------------
                                             Patricia A. Kurtz
                                             Assistant Secretary


Date:    May 9, 1996


                               Index to Exhibits


Exhibit No.                      Description
- ----------                       -----------

8.9            Tax Opinion of Davis Polk & Wardwell,
               dated April 22, 1996, relating to
               the registrant's Exchangeable Notes
               due April 30, 2002, exchangeable for
               shares of common stock of the Federal
               National Mortgage Association and
               shares of common stock of the
               Student Loan Marketing Association,
               as described in Pricing Supplement
               No. 71 dated March 15, 1996 to the
               Prospectus Supplement dated March 29,
               1995 and the Prospectus dated
               March 29, 1995 related to Registration
               Statement No. 33-57833.


8.10           Tax Opinion of Davis Polk & Wardwell,
               dated May 6, 1996, relating to the
               registrant's Senior FixedRate
               Notes due May 7, 2001, as described
               in Pricing Supplement No. 72 dated
               May 6, 1996 to the Prospectus
               Supplement dated March 29, 1995
               and the Prospectus dated March 29,
               1995 related to Registration
               Statement No. 33-57833.


8.11           Tax Opinion of Davis Polk & Wardwell,
               dated May 6, 1996, relating to the
               registrant's Senior Fixed Rate
               Notes due May 15, 2001, as described in
               Pricing Supplement No. 74 dated May 6, 1996 to the Prospectus Supplement dated March
               29, 1995 and the Prospectus
               dated March 29, 1995 related to
               Registration Statement No. 33-57833.